UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/20

Item 1. Reports to Stockholders.

Annual Report
Templeton Emerging
Markets Fund
August 31, 2020

Internet Delivery of Fund Reports Unless You Request Paper Copies : Effective January 1,
2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary.
Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.
You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling
(800) 416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Not FDIC Insured May Lose Value No Bank Guarantee
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Annual Report

Contents
Annual Report
Templeton Emerging Markets Fund
.................
2
Performance Summary
...........................
6
Financial Highlights and Statement of Investments
....
8
Financial Statements
.............................
13
Notes to Financial Statements
.....................
16
Report of Independent Registered
Public Accounting Firm
............................
23
Tax Information
..................................
24
Important Information to Shareholders
...............
25
Annual Meeting of Shareholders
....................
29
Dividend Reinvestment and Cash Purchase Plan
......
30
Board Members and Officers
.......................
32
Shareholder Information
..........................
37
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Annual Report
ANNUAL REPORT
Templeton Emerging Markets Fund
Dear Shareholder:
This annual report for Templeton Emerging Markets Fund
covers the fiscal year ended August 31, 2020 .
Your Fund’s Goals and Main Investments
The Fund seeks long-term capital appreciation by investing,
under normal market conditions, at least 80% of its net
assets in emerging country equity securities.
Performance Overview
The Fund posted cumulative total returns of +16.45% based
on market price and +16.34% based on net asset value
for the 12 months under review. You can find the Fund’s
long-term performance data in the Performance Summary
beginning on page 6 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
The novel coronavirus (COVID-19) pandemic pushed
the economies of many emerging market countries into
contractions. The pandemic came amid already slowing
global growth, which was exacerbated by U.S-China trade
tensions that persisted throughout most of the period.
Many emerging market central banks adopted more
accommodative monetary policies in an effort to support
their economies. Despite heightened volatility in early 2020, emerging market equities posted gains for the period as
investor sentiment improved due to the economic reopening
of several emerging market countries, notably China.
Regarding individual countries, China’s year-on-year growth
rate moderated in 2019’s third quarter and stalled in the
fourth quarter, weighed down by trade tensions with the U.S.
and soft global demand. The economy contracted in 2020’s
first quarter, reflecting the pandemic’s significant disruption, but returned to growth in the second quarter as businesses
reopened. Taiwan’s year-on-year growth rate accelerated in
2019’s third and fourth quarters. Growth moderated in 2020’s
2019’s third and fourth quarters. Growth moderated in 2020’s first quarter and then contracted in the second quarter as
the country’s export-dependent economy was impacted
by decreased global demand. South Korea’s year-on-
year growth rate held steady in 2019’s third quarter before
accelerating in the fourth quarter. Growth then moderated
in 2020’s first quarter and contracted in the second quarter, partly due to slower services sector activity and a contraction in exports. India’s year-on-year growth rate moderated in
2019’s third and fourth quarters, as well as in 2020’s first quarter, and then contracted in the second quarter. Russia’s year-on-year growth rate accelerated in 2019’s third quarter before moderating in the fourth quarter and 2020’s first
quarter. The economy contracted in the second quarter as
lower oil prices exacerbated the effects of the pandemic.
Brazil’s year-on-year growth rate accelerated in 2019’s third and fourth quarters before contracting in 2020’s first and
second quarters.
Turning to specific countries’ monetary policies, the People’s
Bank of China lowered its benchmark loan prime rate four
times. Taiwan’s central bank cut its benchmark interest
rate once, while South Korea’s central bank lowered its
benchmark interest rate three times. India’s central bank also cut its benchmark rate three times. Russia’s central bank
cut its key rate seven times, and Brazil’s central bank cut its benchmark interest rate eight times.
In this environment, emerging market stocks, as measured
by the MSCI Emerging Markets Index-NR, posted a
+14.49% total return for the 12 months ended August 31,
2020.
1
Chinese equities rose during the period, as investors
were reassured by the government’s aggressive actions to
contain the pandemic and the economy’s return to growth
in 2020’s second quarter. Further gains were restricted by
tensions with the U.S. late in the period. Equities in Taiwan increased due to successful government efforts to control
Geographic Composition
8/31/20
% of Total
Net Assets
Asia 73.4%
Europe 11.9%
Latin America & Caribbean 7.1%
Middle East & Africa 3.9%
North America 2.1%
Short-Term Investments & Other Net Assets 1.6%
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page
9
.

Templeton Emerging Markets Fund

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Annual Report
COVID-19 and a late-period rally by technology stocks. The
country’s large semiconductor industry has benefited from
increased cloud computing demand as a result of the rise in
remote working due to the pandemic. Russian equities fell
as the ruble devalued and a price war with Saudi Arabia led
to a collapse in oil prices, which weighed heavily on Russia’s energy export-dependent economy. Brazilian equities fell
significantly due largely to the country’s emergence as the
epicenter of the pandemic in Latin America and the Brazilian real’s depreciation against the U.S. dollar.
Investment Strategy
Our investment strategy employs a fundamental, value-
oriented, long-term approach. We focus on the market price
of a company’s securities relative to our evaluation of the
company’s long-term earnings, asset value and cash flow
potential. As we look for investments, we focus on specific
companies and undertake in-depth research to construct an
action list from which we make our buy decisions. Before
we make a purchase, we look at the company’s potential
for earnings and growth over a five-year horizon. During
our analysis, we also consider the company’s position in its sector, the economic framework and political environment.
Manager’s Discussion
During the 12 months under review, key contributors
to the Fund’s absolute performance included Taiwan
Semiconductor Manufacturing Co. (TSMC), Tencent
Holdings and Alibaba Group Holding.
TSMC is one of the world’s leading semiconductor makers
and counts major technology companies amongst its clients.
The share price was on an upward trend, supported by solid
revenue and earnings growth, before correcting in early 2020 as investors grew concerned about the impact of COVID-19
on the global supply chain. The company, however, has been
a beneficiary of increased demand from cloud applications
related to remote working and online education, trends
which the pandemic has accelerated. The chip maker posted
better-than-expected second-quarter 2020 results and
lifted its full-year revenue guidance amid strong demand
for its cutting-edge chips. Investor concerns were raised
by a further tightening of U.S. restrictions on its customer
Huawei, which prohibits semiconductor makers that use U.S.
technology from selling products to Huawei without U.S.
government permission. However, the announcement by a
major American competitor of a delay in the production of
its next-generation chips and the possibility of outsourcing led share prices to jump in July, leading shares to end the
reporting period near all-time highs.
Tencent is one of the largest internet services companies in
China. The company provides online gaming, social network,
financial technology, cloud and other entertainment-related
services. Tencent posted muted returns in the earlier part
of the period following disappointing third-quarter 2019
earnings. Later, expectations that COVID-19 would have
a short-term negative impact on Tencent’s advertising,
payments and cloud services as a result of a decline in
business activities led shares to correct in March. Shares
subsequently rose, however, on expectations of solid
growth in the mobile gaming and financial technology
businesses. The company also reported above-consensus
first- and second-quarter 2020 corporate results driven
by strong growth in its online gaming business. Although
shares experienced a setback in early August following U.S.
President Donald Trump’s decision to ban Tencent’s social
app WeChat in the U.S., management disclosure that the
U.S. makes up a very small proportion of revenues eased
concerns.
Top 10 Countries
8/31/20
a
% of Total
Net Assets
a a
China 33.0%
South Korea 18.6%
Taiwan 12.8%
Russia 7.7%
Brazil 5.8%
India 5.7%
South Africa 3.7%
United Kingdom 3.0%
United States 2.1%
Thailand 1.6%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.

Templeton Emerging Markets Fund

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Annual Report
Alibaba is the leading e-commerce company in China. It
also provides cloud computing services and is involved in
payment, financing and logistics services. Shares generally
remained on an upward trend except for the short-term
correction in the first quarter of 2020, when COVID-19-
related concerns weighed on stocks globally. Strong investor demand for its secondary listing in Hong Kong and market
optimism over its multiple digital ventures drove investor
confidence in the earlier part of the reporting period. The
company reported better-than-expected first- and second-
quarter 2020 corporate results, driven by double-digit
revenue growth in e-commerce and cloud computing. The
planned dual listing of Alibaba's financial technology arm and
China's dominant mobile payments firm Ant Group in Hong
Kong and China, which is expected to be the world’s largest
initial public offering ever, further boosted interest in Alibaba.
Conversely, major detractors from absolute performance
included Banco Santander Mexico, Itau Unibanco Holding
and ICICI Bank. Banking stocks globally faced selling
pressure, as expectations for a global economic slowdown
weakened the outlook for loan growth, net interest margins
and asset quality. While the market has been swift in
discounting earnings for banks in general, we believe that
the risk of systemic banking crises in these markets is low
given reasonably strong capitalization, robust regulatory
oversight and current policy support.
In the first half of the period, shares in Banco Santander
Mexico, one of the largest banks in Mexico, remained mostly
steady. The bank tracked shares of its Spanish parent Banco
Santander (not a Fund holding), which increased its majority stake in Banco Santander Mexico following the completion
of the tender offer in September 2019. Shares corrected
substantially in March 2020, as investors grew increasingly
concerned that the COVID-19 pandemic would limit short-
term growth and impact asset quality and profitability,
especially as the bank has a relatively higher exposure to
small and medium enterprises and credit card loans than its
peers. An economic slowdown triggered by the pandemic
and lower oil prices further weighed on market sentiment.
Although Banco Santander recorded a modest increase in
its first-quarter 2020 earnings, corporate results disappointed in the second quarter with net profit recording a double-digit decline and deterioration in asset quality.
One of Brazil’s largest financial conglomerates, Itau
Unibanco provides a full range of banking and financial
services. Shares traded largely sideways in the first half
of the period before declining significantly in March on
expectations that COVID-19-related lockdowns would impact
the domestic economy, which in turn would weigh on the
bank’s asset quality and revenue generation. Although Itau
Unibanco reported weak first-quarter 2020 corporate results, largely due to higher-than-expected provision related to
COVID-19 and suspended guidance for 2020, net income
rose in the second quarter compared to the preceding
quarter, supported by a quarter-on-quarter decline in loan
provisions. Itau Unibanco’s share price subsequently
rebounded off its lows as investors used the market
correction as a buying opportunity in view of the bank’s
sound fundamentals, attractive valuations and dominant
market share that make it well positioned to recover once
the COVID-19 outbreak is contained and domestic economic
activity improves.
ICICI Bank is one of the largest private-sector banks in
India. Positive sentiment in the banking sector, driven by
the government’s surprise announcement of a meaningful
reduction in India’s corporate tax rates and strong
operational performance at ICICI Bank, supported share
price returns in the earlier part of the reporting period.
However, investors grew concerned about the interim impact
of economic disruptions caused by COVID-19 on the bank’s
loans and margins. Indian financials stocks were generally
hurt by a crisis in a different private-sector bank, which
subsequently resulted in a bail-out. Investor sentiment was
further hurt by worries of bad debts in the banking system
after the central bank extended loan repayment relief while
holding back from allowing a one-time restructuring of loans.
ICICI Bank reported a double-digit increase in first- and
second-quarter 2020 profits, despite higher COVID-19-
related provisions. ICICI Bank’s stake sale in its insurance
Top 10 Holdings
8/31/20
Company
Industry , Country
% of Total
Net Assets
a a
Alibaba Group Holding Ltd. 10.7%
Internet & Direct Marketing Retail, China
Taiwan Semiconductor Manufacturing Co. Ltd. 10.2%
Semiconductors & Semiconductor Equipment,
Taiwan
Tencent Holdings Ltd. 8.7%
Interactive Media & Services, China
Samsung Electronics Co. Ltd. 8.3%
Technology Hardware, Storage & Peripherals,
South Korea
NAVER Corp. 4.7%
Interactive Media & Services, South Korea
Naspers Ltd. 3.4%
Internet & Direct Marketing Retail, South Africa
Unilever plc 3.0%
Personal Products, United Kingdom
ICICI Bank Ltd. 2.8%
Banks, India
Yandex NV 2.4%
Interactive Media & Services, Russia
Brilliance China Automotive Holdings Ltd. 2.4%
Automobiles, China

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
subsidiaries and solid participation from the global and
domestic investor community in the bank’s multibillion U.S.
dollar equity issuance in August to raise capital to strengthen its balance sheet was also viewed positively by investors.
The market volatility during the reporting period provided
us with an opportunity to add to our existing high-conviction
Fund holdings at what we viewed as attractive prices. Key
purchases included Alibaba, China Mobile, and leading
Brazilian commercial banks Itau Unibanco and Banco
Bradesco. We also undertook some switching into Tencent
from South Africa-based internet and media group Naspers
and its international assets arm Prosus, which owns a
substantial holding in Tencent and was spun off from
Naspers during the reporting period. We added several
new investments to the Fund’s portfolio as we continued to
identify companies with sustainable earnings power trading
at a discount to their intrinsic worth. Key additions included
Samsung Life Insurance, one of the largest insurance
companies in South Korea; MediaTek, a major Taiwanese
integrated circuit design company; and Tencent Music
Entertainment Group, operator of the largest online music
entertainment platform in China.
In contrast, the Fund reduced its investments in Taiwan,
India and Russia in favor of opportunities that we found
more compelling. Sectors which experienced the largest
sales were information technology, energy and health
care. Key reductions included the aforementioned TSMC
and South Korean e-commerce company NAVER. We
divested our holdings in China Construction Bank, a
Chinese bank; Glenmark Pharmaceuticals, a mid-size Indian
pharmaceutical company; HDC Hyundai Development, a
South Korean residential property developer; and China
Petroleum & Chemical Corporation (Sinopec), a Chinese
energy company. Exposure to U.S.-listed companies was
also reduced via the partial sale of Cognizant Technology
Solutions, a global information technology services company.
Thank you for your continued participation in Templeton
Emerging Markets Fund. We look forward to serving your
future investment needs.
Sincerely,
Chetan Sehgal, CFA
Portfolio Manager
The foregoing information reflects our analysis, opinions
and portfolio holdings as of August 31, 2020, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of August 31, 2020
Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 8/31/20
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Cumulative Total Return
1
Average Annual Total Return
1
Based on
NAV
2
Based on
market price
3
Based on
NAV
2
Based on
market price
3
1-Year +16.34% +16.45% +16.34% +16.45%
5-Year +77.22% +85.26% +12.13% +13.12%
10-Year +47.29% +41.12% +3.95% +3.50%
Distributions
(9/1/19–8/31/20)
Net Investment
Income
Short-Term
Capital Gain
Long-Term
Capital Gain Total
$0.5999 $0.0888 $0.4593 $1.1480
See page 7 for Performance Summary footnotes.

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Annual Report
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets are subject to all of the risks of foreign investing gener-
ally and involve heightened risks due to these markets’ smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war);
pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock
Connect program (collectively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the
China-Hong Kong Bond Connect program (“Bond Connect”).
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock
Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition,
Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settle-
ment procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai
Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond
Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
The Fund may also invest a portion of its assets in Russian securities. The U.S. and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. The Fund may be prohibited from investing in securities issued by compa-
nies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. Such sanctions could adversely affect Russia’s economy, possibly forcing the economy into a recession. These risks could affect the value of the Fund’s portfolio.
Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many com-
panies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

Templeton Emerging Markets Fund
Financial Highlights
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a
Year Ended August 31,
2020 2019 2018 2017 2016
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $16.09 $16.90 $18.32 $13.92 $13.34
Income from investment operations:
Net investment income
a
......................... 0.15 0.21
b
0.14 0.16 0.19
Net realized and unrealized gains (losses) ........... 2.44 (0.27) (0.51) 4.39 1.67
Total from investment operations .................... 2.59 (0.06) (0.37) 4.55 1.86
Less distributions from:
Net investment income .......................... (0.60) (0.20) (0.25) (0.20) (0.31)
Net realized gains ............................. (0.55) (0.58) (0.87) — (0.97)
Total distributions ............................... (1.15) (0.78) (1.12) (0.20) (1.28)
Repurchase of shares 0.05 0.03 0.07 0.05 —
Net asset value, end of year ....................... $17.58 $16.09 $16.90 $18.32 $13.92
Market value, end of year
c
......................... $15.38 $14.18 $14.61 $16.45 $12.56
Total return (based on market value per share) ......... 16.45% 2.80% (5.14)% 33.10% 22.57%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.52% 1.60% 1.38% 1.37% 1.39%
Expenses net of waiver and payments by affiliates ....... 1.50% 1.58% 1.38%
d
1.37%
d,e
1.38%
Net investment income ........................... 0.90% 1.30% 0.79% 1.03% 1.49%
Supplemental data
Net assets, end of year (000’s) ..................... $285,668 $268,845 $287,115 $321,004 $250,642
Portfolio turnover rate ............................ 17.56% 21.56% 11.69% 20.38% 42.16%
Total outstanding borrowings on credit facility at end of year
(000’s) ....................................... $15,000 $10,000 $— $— $—
Asset coverage per $1,000 of debt .................. $20,045 $27,885 $— $— $—
a
Based on average daily shares outstanding.
b
Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.
c
Based on the last sale on the New York Stock Exchange.
d
Benefit of waiver and payments by affiliates rounds to less than 0.01%.
e
Benefit of expense reduction rounds to less than 0.01%.

Templeton Emerging Markets Fund
Statement of Investments, August 31, 2020
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry Shares a Value
a
Common Stocks 94.9%
Brazil 3.1%
a
B2W Cia Digital .................. Internet & Direct Marketing Retail 66,200 $ 1,354,253
B3 SA - Brasil Bolsa Balcao ........ Capital Markets 144,700 1,552,819
a
Lojas Americanas SA ............. Multiline Retail 399,644 1,997,017
a
M Dias Branco SA ................ Food Products 109,200 707,698
TOTVS SA ..................... Software 47,700 251,240
a
Vale SA ........................ Metals & Mining 283,700 3,090,033
8,953,060
Cambodia 0.3%
NagaCorp Ltd. .................. Hotels, Restaurants & Leisure 730,000 880,701
China 33.0%
a
Alibaba Group Holding Ltd. ......... Internet & Direct Marketing Retail 91,100 3,279,152
a
Alibaba Group Holding Ltd., ADR .... Internet & Direct Marketing Retail 94,995 27,266,415
b,c
BAIC Motor Corp. Ltd., H, 144A, Reg S Automobiles 360,000 172,557
a
Baidu, Inc., ADR ................. Interactive Media & Services 17,360 2,162,535
Brilliance China Automotive Holdings
Ltd. ......................... Automobiles 7,469,200 6,728,612
China Merchants Bank Co. Ltd., H .... Banks 490,500 2,340,169
China Merchants Bank Co. Ltd., A .... Banks 290,900 1,600,812
China Mobile Ltd. ................ Wireless Telecommunication Services 488,500 3,418,505
China Resources Cement Holdings Ltd. Construction Materials 3,015,100 4,390,926
CNOOC Ltd. .................... Oil, Gas & Consumable Fuels 2,099,000 2,378,615
COSCO SHIPPING Ports Ltd. ....... Transportation Infrastructure 359,740 203,538
Health & Happiness H&H International
Holdings Ltd. .................. Food Products 382,600 1,674,081
NetEase , Inc., ADR ............... Entertainment 3,897 1,898,657
Ping An Bank Co. Ltd., A ........... Banks 852,800 1,877,791
Ping An Insurance Group Co. of China
Ltd., H ....................... Insurance 40,000 427,059
Ping An Insurance Group Co. of China
Ltd., A ....................... Insurance 215,136 2,406,516
a
Prosus NV ..................... Internet & Direct Marketing Retail 11,570 1,159,638
Sunny Optical Technology Group Co.
Ltd. .........................
Electronic Equipment, Instruments &
Components 101,700 1,504,671
Tencent Holdings Ltd. ............. Interactive Media & Services 363,237 24,815,917
a
Tencent Music Entertainment Group,
ADR ........................ Entertainment 162,288 2,536,561
Uni -President China Holdings Ltd. .... Food Products 1,689,694 1,537,095
Weifu High-Technology Group Co. Ltd.,
B ........................... Auto Components 269,612 485,812
94,265,634
Czech Republic 0.2%
b,c
Moneta Money Bank A/S, 144A, Reg S Banks 243,000 611,227
Hong Kong 0.1%
Dairy Farm International Holdings Ltd. . Food & Staples Retailing 56,900 237,890
Hungary 1.0%
Richter Gedeon Nyrt . ............. Pharmaceuticals 117,760 2,867,993
India 5.7%
Bajaj Holdings & Investment Ltd. ..... Diversified Financial Services 53,928 1,975,399
Coal India Ltd. .................. Oil, Gas & Consumable Fuels 375,088 687,610
a
ICICI Bank Ltd. .................. Banks 1,521,061 8,134,071
Infosys Ltd. ..................... IT Services 268,602 3,399,849
Tata Chemicals Ltd. .............. Chemicals 179,300 764,936

Templeton Emerging Markets Fund
Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks
(continued)
India (continued)
Tata Investment Corp. Ltd. ......... Capital Markets 122,221 $ 1,354,850
16,316,715
Indonesia 0.8%
Astra International Tbk . PT ......... Automobiles 6,376,200 2,237,344
Kenya 0.2%
a
Equity Group Holdings plc .......... Banks 1,383,724 468,701
a
Macau 0.2%
d
MGM China Holdings Ltd. .......... Hotels, Restaurants & Leisure 359,100 521,634
Mexico 1.1%
Banco Santander Mexico SA Institucion
de Banca Multiple Grupo Financiero
Santand , ADR ................. Banks 791,217 2,547,719
b,c
Nemak SAB de CV, 144A, Reg S .... Auto Components 1,917,631 560,764
3,108,483
Pakistan 0.4%
MCB Bank Ltd. .................. Banks 1,055,710 1,091,274
Peru 0.3%
Intercorp Financial Services, Inc. ..... Banks 34,920 853,794
Russia 6.8%
Gazprom PJSC, ADR ............. Oil, Gas & Consumable Fuels 302,044 1,471,411
LUKOIL PJSC, ADR .............. Oil, Gas & Consumable Fuels 85,666 5,848,598
a
Sberbank of Russia PJSC, ADR ..... Banks 437,637 5,258,508
a
Yandex NV, A ................... Interactive Media & Services 100,956 6,888,228
19,466,745
South Africa 3.7%
a
Massmart Holdings Ltd. ............ Food & Staples Retailing 503,977 810,023
Naspers Ltd., N .................. Internet & Direct Marketing Retail 52,914 9,649,114
10,459,137
South Korea 18.6%
Fila Holdings Corp. ............... Textiles, Apparel & Luxury Goods 55,510 1,616,353
Hankook Tire & Technology Co. Ltd. .. Auto Components 12,985 321,810
KT Skylife Co. Ltd. ............... Media 53,659 384,392
LG Corp. ....................... Industrial Conglomerates 94,283 6,554,930
NAVER Corp. ................... Interactive Media & Services 50,064 13,560,450
POSCO ....................... Metals & Mining 14,133 2,188,406
Samsung Electronics Co. Ltd. ....... Technology Hardware, Storage & Peripherals 520,901 23,659,378
Samsung Life Insurance Co. Ltd. ..... Insurance 67,780 3,486,326
SK Hynix, Inc. ................... Semiconductors & Semiconductor Equipment 21,774 1,376,453
53,148,498
Taiwan 12.8%
Catcher Technology Co. Ltd. ........ Technology Hardware, Storage & Peripherals 105,000 715,874
CTBC Financial Holding Co. Ltd. ..... Banks 320,000 206,586
Hon Hai Precision Industry Co. Ltd. ... Electronic Equipment, Instruments &
Components 1,338,712 3,506,425
Largan Precision Co. Ltd. .......... Electronic Equipment, Instruments &
Components 4,400 507,703
MediaTek , Inc. .................. Semiconductors & Semiconductor Equipment 91,000 1,718,543
PChome Online, Inc. .............. Internet & Direct Marketing Retail 237,482 904,658

Templeton Emerging Markets Fund
Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

a a Industry Shares a Value
a
Common Stocks
(continued)
Taiwan (continued)
Taiwan Semiconductor Manufacturing
Co. Ltd. ...................... Semiconductors & Semiconductor Equipment 1,999,689 $ 29,107,437
36,667,226
Thailand 1.5%
Kasikornbank PCL ............... Banks 644,900 1,755,935
Kiatnakin Phatra Bank PCL ......... Banks 893,200 1,146,156
Siam Commercial Bank PCL (The) ... Banks 283,000 663,234
Thai Beverage PCL ............... Beverages 1,836,100 828,634
Univanich Palm Oil PCL ........... Food Products 456,300 65,966
4,459,925
United Kingdom 3.0%
Unilever plc ..................... Personal Products 143,436 8,479,260
United States 2.1%
Cognizant Technology Solutions Corp.,
A ........................... IT Services 62,305 4,165,712
a
IMAX Corp. ..................... Entertainment 112,972 1,736,380
5,902,092
Total Common Stocks (Cost $17 2 , 375,565 ) .....................................
270,997,333
Preferred Stocks 3.5%
Brazil 2.6%
e
Banco Bradesco SA, ADR, 11.09% ... Banks 970,024 3,656,990
e
Itau Unibanco Holding SA, ADR, 6.29% Banks 917,597 3,908,963
7,565,953
Russia 0.9%
a,c
Mail.Ru Group Ltd., GDR, Reg S ..... Interactive Media & Services 81,568 2,461,215
a
Total Preferred Stocks (Cost $9,170,662) .......................................
10,027,168
Total Long Term Investments (Cost $18 1 , 546,227 ) ...............................
281,024,501
Short Term Investments 6.7%
a a
Industry Shares a Value
a a a a a a
Money Market Funds 6.7%
United States 6.7%
f,g
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ............. 19,017,262 19,017,262
Total Money Market Funds (Cost $19,017,262) ..................................
19,017,262
a a a a a
Total Short Term Investments (Cost $19,017,262 ) ................................
19,017,262
a a a
a
Total Investments (Cost $20 0 , 563,489 ) 105.1% ..................................
$300,041,763
h
Credit Facility (5.3)% .........................................................
(15,000,000)
Other Assets, less Liabilities 0.2% .............................................
626,238
Net Assets 100.0% ...........................................................
$285,668,001
a a a

Templeton Emerging Markets Fund
Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

See A bbreviations on page 2 2
.
a
Non-income producing.
b
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At August 31, 2020, the aggregate value of these securities was $1,344,548, representing 0.5% of net assets.
c
Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At August 31, 2020, the aggregate value of these securities was $3,805,763, representing 1.3% of net assets.
d
A portion or all of the security is on loan at August 31, 2020. See Note 1(c)
e
Variable rate security. The rate shown represents the yield at period end.
f
See Note 3(c) regarding investments in affiliated management investment companies.
g
The rate shown is the annualized seven-day effective yield at period end.
h
See Note 9 regarding Credit Facility.

Templeton Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
August 31, 2020
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton
Emerging
Markets Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $181,546,227
Cost - Non-controlled affiliates (Not e 3c) ........................................................ 19,017,262
Value - Unaffiliated issuers (includes securities loaned $386,017) ..................................... $281,024,501
Value - Non-controlled affiliates (Not e 3c) ....................................................... 19,017,262
Foreign currency, at value (cost $276,816) ........................................................ 276,816
Receivables:
Investment securities sold ................................................................... 1,214,054
Dividends ............................................................................... 209,570
Total assets .......................................................................... 301,742,203
Liabilities:
Payables:
Investment securities purchased .............................................................. 466,506
Fund shares repurchased ................................................................... 29,772
Credit facility (Note 9 ) ...................................................................... 15,000,000
Management fees ......................................................................... 300,057
Accrued interest expense (Not e 9) ............................................................ 68,226
Deferred tax ............................................................................... 51,122
Accrued expenses and other liabilities ........................................................... 158,519
Total liabilities ......................................................................... 16,074,202
Net assets, at value ................................................................. $285,668,001
Net assets consist of:
Paid-in capital ............................................................................. $185,973,773
Total distributable earnings (losses) ............................................................. 99,694,228
Net assets, at value ................................................................. $285,668,001
Shares outstanding ......................................................................... 16,253,243
Net asset value per share .................................................................... $17.58

Templeton Emerging Markets Fund
Financial Statements
Statement of Operations
for the year ended August 31, 2020
franklintempleton.com
Annual Report The accompanying notes are an integral part of these financial statements.

Templeton
Emerging
Markets Fund
Investment income:
Dividends: (net of foreign taxes of $640,102)
Unaffiliated issuers ........................................................................ $6,312,340
Non-controlled affiliates (Not e 3c) ............................................................. 104,013
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 2,067
Non-controlled affiliates (Note 3 c ) ............................................................. 3
Total investment income ................................................................... 6,418,423
Expenses:
Management fees (Note 3 a ) ................................................................... 3,340,721
Interest expense (Note 9 ) ..................................................................... 309,105
Transfer agent fees ......................................................................... 56,266
Custodian fees (Note 4 ) ...................................................................... 87,502
Reports to shareholders ...................................................................... 25,099
Registration and filing fees .................................................................... 25,621
Professional fees ........................................................................... 139,812
Trustees' fees and expenses .................................................................. 39,082
Other .................................................................................... 33,402
Total expenses ......................................................................... 4,056,610
Expenses waived/paid by affiliates (Not e 3c) ................................................... (39,925)
Net expenses ......................................................................... 4,016,685
Net investment income ................................................................ 2,401,738
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $13,361)
Unaffiliated issuers ...................................................................... 10,168,381
Foreign currency transactions ................................................................ 42,790
Net realized gain (loss) .................................................................. 10,211,171
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 29,266,744
Translation of other assets and liabilities denominated in foreign currencies .............................. (28,031)
Change in deferred taxes on unrealized appreciation ............................................... 253,362
Net change in unrealized appreciation (depreciation) ............................................ 29,492,075
Net realized and unrealized gain (loss) ............................................................ 39,703,246
Net increase (decrease) in net assets resulting from operations .......................................... $42,104,984

Templeton Emerging Markets Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Annual Report

Templeton Emerging Markets Fund
Year Ended
August 31, 2020
Year Ended
August 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $2,401,738 $3,533,341
Net realized gain (loss) ................................................. 10,211,171 7,466,529
Net change in unrealized appreciation (depreciation) ........................... 29,492,075 (12,165,640)
Net increase (decrease) in net assets resulting from operations ................ 42,104,984 (1,165,770)
Distributions to shareholders .............................................. (19,047,626) (13,130,776)
Capital share transactions from – repurchase of shares (Note 2 ) .................... (6,234,813) (3,972,632)
Net increase (decrease) in net assets ................................... 16,822,545 (18,269,178)
Net assets:
Beginning of year ....................................................... 268,845,456 287,114,634
End of year ........................................................... $285,668,001 $268,845,456

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
1. Organization and Significant Accounting Policies
Templeton Emerging Markets Fund (Fund) is registered
under the Investment Company Act of 1940 (1940 Act) as a
closed-end management investment company and applies
the specialized accounting and reporting guidance in U.S.
Generally Accepted Accounting Principles (U.S. GAAP).
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Fund’s
Board of Trustees (the Board), the Fund's administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur
between the time at which trading in a foreign security
is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at  4 p.m. Eastern time.
At August 31, 2020, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 inputs within the fair value
hierarchy. See the Fair Value Measurements note for more
information.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar
day of the reporting period. Any security valuation changes
due to an open foreign market are adjusted and reflected by
the Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business each day; any additional collateral required due to changes in
security values is delivered to the Fund on the next business day. The Fund received $406,337 in U.S. Government and
Agency securities as collateral. The Fund may receive
income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from
securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the
Statement of Operations. The Fund bears the market risk
with respect to any cash collateral investment, securities
loaned, and the risk that the agent may default on its
obligations to the Fund. If the borrower defaults on its
obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using
the collateral received. The securities lending agent has
agreed to indemnify the Fund in the event of default by a
third party borrower.
d. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of August 31, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
1. Organization and Significant Accounting Policies
(continued)
b. Foreign Currency Translation
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
e. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Estimated
expenses are accrued daily. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Distributable earnings
are determined according to income tax regulations (tax
basis) and may differ from earnings recorded in accordance
with U.S. GAAP. These differences may be permanent or
temporary. Permanent differences are reclassified among
capital accounts to reflect their tax character. These
reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
f. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
g. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At August 31, 2020, there were an unlimited number of shares authorized (without par value). During the years ended August
31, 2020 and 2019 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 1,831,864 shares. Transactions in the Fund’s shares were as follows:
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Year Ended
August 31, 2020
Year Ended
August 31, 2019
Shares Amount Shares Amount
Shares repurchased ...................... 451,370 $6,234,813 283,161 $3,972,632
Weighted average discount of market price to net
asset value of shares repurchased .......... 12.52% 12.06%
Subsidiary Affiliation
Templeton Asset Management Ltd. (Asset Management) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
1. Organization and Significant Accounting Policies
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
a. Management Fees
The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:
b. Administrative Fees
Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by
Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2020, the Fund held investments in affiliated management investment companies as follows:
4. Expense Offset Arrangement
The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2020, there were no credits earned.
Annualized Fee Rate Net Assets
1.250% Up to and including $1 billion
1.200% Over $1 billion, up to and including $5 billion
1.150% Over $5 billion, up to and including $10 billion
1.100% Over $10 billion, up to and including $15 billion
1.050% Over $15 billion, up to and including $20 billion
1.000% In excess of $20 billion
a
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a a a a a a a a a
Templeton Emerging Markets Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ......... $16,797,137 $50,723,368 $(48,503,243) $ — $ — $ 19,017,262 19,017,262 $ 104,013
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ......... $— $468,702 $(468,702) $ — $ — $ — — $ 3
Total Affiliated Securities .... $16,797,137 $51,192,070 $(48,971,945) $— $— $19,017,262 $104,016
3. Transactions with Affiliates
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements

franklintempleton.com
Annual Report
5. Income Taxes
The tax character of distributions paid during the years ended August 31, 2020 and 2019 was as follows:
At August 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, corporate actions and wash sales.
6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2020, aggregated
$46,424,383 and $63,292,139, respectively.
7. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European
Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.
The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect
Russia’s economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions.
In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund's portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund's ability to sell these securities. At August 31, 2020, the Fund had 7.7% of its net assets invested in Russia.
2020 2019
Distributions paid from:
Ordinary income .......................................................... $11,426,916 $4,530,521
Long term capital gain ...................................................... 7,620,710 8,600,255
$19,047,626 $13,130,776
Cost of investments .......................................................................... $208,064,000
Unrealized appreciation ........................................................................ $118,017,837
Unrealized depreciation ........................................................................ (26,040,074)
Net unrealized appreciation (depreciation) .......................................................... $91,977,763
Distributable earnings:
Undistributed ordinary income ................................................................... $2,761,033
Undistributed long term capital gains .............................................................. 5,038,439
Total distributable earnings ..................................................................... $7,799,472

Templeton Emerging Markets Fund
Notes to Financial Statements

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8. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
9. Credit Facility
The Fund participates in a senior secured revolving credit facility agreement (Credit Facility) with The Bank of Nova Scotia
(BNS) pursuant to which the Fund may borrow up to a maximum commitment amount of $15 million. The Credit Facility provides a source of funds to the Fund to purchase additional investments as part of its investment strategy. Effective
November 27, 2019, the Fund renewed the Credit Facility for $15 million which was a reduction from $30 million previously, for a one year term, maturing on November 25, 2020.
Under the terms of the Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund at the applicable rate, pay an annual commitment fee of 0.25% based on the unused portion of the Credit Facility or 0.15%
whenever the outstanding borrowings exceed 75% of the commitment amount. As security for the obligations of the Fund under the Credit Facility, the Fund has granted to BNS a security interest in the assets of the Fund.
At August 31, 2020, the Fund had outstanding borrowings of $15,000,000, which approximates fair value, and incurred interest expenses at a rate equal to the 6-month U.S. Dollar London Interbank Offered Rate plus 0.80%. The borrowings are categorized as Level 2 within the fair value hierarchy. The average borrowings and the average interest rate for the days with outstanding borrowings during the year ended August 31, 2020, were $12,308,743 and 3.23%, respectively.
10. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of August 31, 2020, in valuing the Fund’s assets carried at fair value, is as follows:
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
Brazil ............................... $ 8,953,060 $ — $ — $ 8,953,060
Cambodia ............................ — 880,701 — 880,701
China ............................... 33,864,168 60,401,466 — 94,265,634
Czech Republic ....................... — 611,227 — 611,227
Hong Kong ........................... — 237,890 — 237,890

Templeton Emerging Markets Fund
Notes to Financial Statements

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Annual Report
11. New Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04,
Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The
amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
12. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
Abbreviations
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund (continued)
Assets:
Common Stocks:
Hungary ............................. $ — $ 2,867,993 $ — $ 2,867,993
India ................................ — 16,316,715 — 16,316,715
Indonesia ............................ — 2,237,344 — 2,237,344
Kenya ............................... 468,701 — — 468,701
Macau .............................. — 521,634 — 521,634
Mexico .............................. 3,108,483 — — 3,108,483
Pakistan ............................. 1,091,274 — — 1,091,274
Peru ................................ 853,794 — — 853,794
Russia .............................. 6,888,228 12,578,517 — 19,466,745
South Africa .......................... — 10,459,137 — 10,459,137
South Korea .......................... — 53,148,498 — 53,148,498
Taiwan .............................. — 36,667,226 — 36,667,226
Thailand ............................. — 4,459,925 — 4,459,925
United Kingdom ....................... — 8,479,260 — 8,479,260
United States ......................... 5,902,092 — — 5,902,092
Preferred Stocks :
Brazil ............................... 7,565,953 — — 7,565,953
Russia .............................. — 2,461,215 — 2,461,215
Short Term Investments ................... 19,017,262 — — 19,017,262
Total Investments in Securities ........... $87,713,015 $212,328,748 $— $300,041,763
Selected Portfolio
ADR American Depositary Receipt
GDR Global Depositary Receipt
10. Fair Value Measurements
(continued)

Templeton Emerging Markets Fund
Report of Independent Registered Public Accounting Firm

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Annual Report
To the Board of Trustees and Shareholders of Templeton Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton
Emerging Markets Fund (the "Fund") as of August 31, 2020, the related statement of operations for the year ended August 31,
2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 19, 2020
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Templeton Emerging Markets Fund
Tax Information (unaudited)

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Annual Report
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $7,620,710 as a long term capital gain dividend for the fiscal year ended August 31, 2020 .
Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,473,370 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the
Internal Revenue Code for the fiscal year ended August 31, 2020 .
Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $5,681,180 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue
Code for the fiscal year ended August 31, 2020 . Distributions, including qualified dividend income, paid during calendar year
2020 will be reported to shareholders on Form 1099-DIV by mid-February 202 1 . Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
At August 31, 2020, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Templeton Emerging Markets Fund

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Annual Report
Important Information to Shareholders
Share Repurchase Program
The Fund’s Board previously authorized the Fund to
repurchase up to 10% of the Fund’s outstanding shares in
open-market transactions, at the discretion of management.
This authorization remains in effect.
In exercising its discretion consistent with its portfolio
management responsibilities, the investment manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to commence
share repurchases if and when it is determined to be
appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Approval of Borrowing Arrangements
On October 22, 2019, the Board approved the renewal
of the Fund’s existing committed, senior, secured line of
credit facility (“Existing Credit Facility”) with The Bank of
Nova Scotia for an additional one-year term (“Credit Facility
Renewal”). The terms of the Credit Facility Renewal are the
same as the terms of the Existing Credit Facility, except that the amount of the commitment of the Credit Facility Renewal
has been reduced from $30 million to $15 million.
The purpose of the Credit Facility Renewal is to provide
the Fund with a continuing source of funds to purchase
additional investments in the ordinary course of business
and pursue certain investment strategies. Given the
permanent capital structure and the absence of daily liquidity requirements, the Fund’s closed-end fund structure is
particularly well-suited for leverage. Management believes
that the Fund would continue to benefit from the use of low-
cost debt capital presently afforded by the Existing Credit
Facility for an additional one-year period in order to invest in higher return equity assets over the long-term. Management
continues to believe that it remains an appropriate time to
continue this strategy as the outlook for emerging markets is positive and interest rates remain low, so potential long-term returns could exceed the cost of the debt. Further, while
leverage has the potential to increase volatility, Management believes that the Fund’s ongoing accretive buyback program
will continue to serve to mitigate the market price volatility of the Fund.
Summary of Updated Information Regarding the Fund
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing,
under normal market conditions, at least 80% of its net
assets in emerging market companies, including common
and preferred stock, and common stock purchase warrants.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least
80% of its net assets in securities of companies located or
operating in “emerging market countries.” Emerging market
countries, which may also be frontier market countries,
include those considered to be emerging by the World Bank,
the International Finance Corporation, the United Nations,
or the countries’ authorities; countries with a stock market capitalization of less than 3% of the MSCI World Index; or
countries included in the MSCI Emerging Markets Index or
the MSCI Frontier Markets Index. These countries typically
are located in the Asia-Pacific region, Eastern Europe,
Central and South America, the Middle East and Africa. The
Fund invests primarily in the equity securities of emerging
market companies, principally common and preferred stocks.
For purposes of the Fund’s investments, emerging market
companies are those: (1) whose principal securities trading
markets are in emerging market countries; or (2) that derive
50% or more of their total revenue or profit from either
goods or services produced or sales made in emerging
market countries, or; (3) that have 50% or more of their
assets in emerging market countries, or; (4) that are linked to currencies of emerging market countries, or; (5) that are organized under the laws of, or with principal offices in,
emerging market countries.

Templeton Emerging Markets Fund
Important Information to Shareholders

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Annual Report
The Fund’s investments in equity securities may include
investments in the securities of companies of any
capitalization, including small and mid capitalization
companies. The Fund also invests in American, Global, and
European Depositary Receipts. The Fund, from time to time,
may have significant investments in one or more countries,
such as China or South Korea, or in particular industries or sectors, based on economic conditions. In addition to the
Fund’s main investments, the Fund may invest up to 20% of
its net assets in the securities of issuers in developed market countries.
Our investment strategy employs a fundamental, bottom-
up, long-term approach. We focus on the market price of
a company’s securities relative to our evaluation of the
company’s long-term earnings, asset value and cash flow
potential. As we look for investments, we focus on specific
companies and undertake in-depth research to construct an
action list from which we make our buy decisions. Before
we make a purchase, we look at the company’s potential
for earnings and growth over a five-year horizon. During
our analysis, we also consider the company’s position in its sector, the economic framework and political environment.
The Fund is a “non-diversified” fund, which means it
generally invests a greater portion of its assets in the
securities of one or more issuers and invests overall in a
smaller number of issuers than a diversified fund.
In addition, for temporary defensive purposes, the Fund
may invest less than 80% of its assets in emerging market
country equity securities.
Securities in which the Fund may invest include those that
are neither listed on a stock exchange nor traded over-the-
counter. The Fund generally does not intend to invest more
than 15% of its total assets in non-publicly traded securities, together with securities which cannot be readily resold
because of legal or contractual restrictions or which are
otherwise not generally marketable (including repurchase
agreements having more than seven days remaining to
maturity).
The Fund may invest in eligible China A shares. China
A shares can be accessed through the Stock Connect
program, which covers securities listed and traded on the
Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as securities listed
and traded on the Shenzhen Stock Exchange through the
Shenzhen-Hong Kong Stock Connect program. China A
shares can also be accessed through other means, including
Qualified Foreign Institutional Investor regime (QFII).
The Fund may invest its uninvested cash balances
in affiliated Franklin Templeton money market funds.
Additionally, the Fund invests in one or more affiliated
management investment companies for purposes other than
exercising a controlling influence over the management or
policies.
The Fund may invest up to 10% of its total assets in shares
of exchange-traded funds (ETFs) for the purpose of short-
term cash management. In trying to achieve its investment
goals, the Fund may invest up to 10% of its net assets in
participatory notes.
The Fund intends to purchase and hold securities for long-
term capital appreciation and does not expect to trade for
short-term gain.
The Fund employs leverage through the use of a senior
secured revolving credit facility which provides the Fund
with a continuing source of funds to purchase additional
investments in the ordinary course of business and pursue
certain investment strategies [See the Notes to Financial
Statements for further information].
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.
Foreign Securities (non-U.S.)
Investing in foreign securities typically involves more
risks than investing in U.S. securities, and includes risks
associated with: (i) internal and external political and
economic developments – e.g., the political, economic and
social policies and structures of some foreign countries
may be less stable and more volatile than those in the
U.S. or a country (including the U.S.) may be subject to
trading restrictions or economic sanctions imposed by
another company; (ii) trading practices – e.g., government
supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in
the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and

Templeton Emerging Markets Fund
Important Information to Shareholders

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Annual Report
financial reporting standards and practices as U.S. issuers;
(iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile;
and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.
There are special risks associated with investments in China,
Hong Kong and Taiwan, including exposure to currency
fluctuations, less liquidity, expropriation, confiscatory
taxation, nationalization and exchange control regulations
(including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue
to have, negative effects on the economy and securities
markets of China, Hong Kong and Taiwan. In addition,
investments in Taiwan could be adversely affected by its
political and economic relationship with China. China, Hong
Kong and Taiwan are deemed by the investment manager to
be emerging markets countries, which means an investment
in these countries has more heightened risks than general
foreign investing due to a lack of established legal, political, business and social frameworks in these countries to
support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards
for environmental, social and corporate governance matters
in China, Hong Kong and Taiwan tend to be lower than such
standards in more developed economies.
Trade disputes and the imposition of tariffs on goods and
services can affect the economies of countries in which the
Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes
can result in increased costs of production and reduced
profitability for non-export-dependent companies that rely
on imports to the extent a country engages in retaliatory
tariffs. Trade disputes may also lead to increased currency
exchange rate volatility.
Emerging Market Countries
The Fund’s investments in securities of issuers in emerging
market countries are subject to all of the risks of foreign
investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays
in settling portfolio securities transactions; currency and
capital controls; greater sensitivity to interest rate changes;
pervasiveness of corruption and crime; currency exchange
rate volatility; and inflation, deflation or currency devaluation.
The risks of investing in traditional emerging markets are
magnified in frontier markets countries (which are a subset
of emerging markets countries) because they generally have
smaller economies and less developed capital markets than
in traditional emerging markets.
Frontier Market Countries
Frontier market countries, which are a subset of emerging
market countries, generally have smaller economies
and even less developed capital markets than traditional
emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market
countries. The magnification of risks are the result of:
potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange
controls, managed adjustments in relative currency values
and other protectionist measures imposed or negotiated
by the countries with which frontier market countries trade;
and the relatively new and unsettled securities laws in many frontier market countries.
Market
The market values of securities or other investments
owned by the Fund will go up or down, sometimes rapidly
or unpredictably. The market value of a security or other
investment may be reduced by market activity or other
results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.
Stock prices tend to go up and down more dramatically than
those of debt securities. A slower-growth or recessionary
economic environment could have an adverse effect on the
prices of the various stocks held by the Fund.
Leverage
The Fund employs leverage through the use of a senior
secured revolving credit facility which provides the Fund
with a continuing source of funds to purchase additional
investments in the ordinary course of business and pursue
certain investment strategies. The Fund’s use of leverage
creates the opportunity for increased returns in the Fund,
but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will
be successful. Leverage is a speculative technique that

Templeton Emerging Markets Fund
Important Information to Shareholders

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Annual Report
may expose the Fund to greater risk and increased costs.
Leverage tends to magnify, sometimes significantly, the
effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV
per share to be volatile.
Non-Diversification
Because the Fund is non-diversified, it may be more
sensitive to economic, business, political or other changes
affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.
Focus
To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
China A Shares
Trading through Stock Connect is subject to a number of
restrictions that may affect the Fund’s investments and
returns. For example, investors in Stock Connect Securities
are generally subject to Chinese securities regulations and
the listing rules of the respective Exchange, among other
restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other
than through Stock Connect in accordance with applicable
rules. While Stock Connect is not subject to individual
investment quotas, daily and aggregate investment quotas
apply to all Stock Connect participants, which may restrict
or preclude the Fund’s ability to invest in Stock Connect
Securities. Trading in the Stock Connect program is subject
to trading, clearance and settlement procedures that are
untested in China, which could pose risks to the Fund.
Finally, the withholding tax treatment of dividends and
capital gains payable to overseas investors currently is
unsettled. The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies
or guidelines published or applied by relevant regulators
and exchanges in respect of the Stock Connect program,
are uncertain, and they may have a detrimental effect on the
Fund’s investments and returns.
ETF
While investment in an ETF generally presents the same
risks as investment in a conventional mutual fund that
has the same investment objectives and strategies, it also
carries the following additional risks, which do not apply to investment in conventional mutual funds: the performance of
an ETF may be significantly different from the performance
of the index, assets, or financial measure that the ETF is
seeking to track; an active trading market for ETF securities may fail to develop or fail to be maintained; and there is
no assurance that the ETF will continue to meet the listing
requirements of the exchange on which its securities are
listed for trading. Also, commissions may apply to the
purchase or sale of ETF securities. Therefore, investment in
ETF securities may produce a return that is different than the change in the NAV of these securities.
Participatory Notes
Investments in participatory notes involve risks normally
associated with a direct investment in the underlying
securities. In addition, participatory notes are subject to
counterparty risk, which is the risk that the broker-dealer
or bank that issues the participatory notes will not fulfill its contractual obligations under the notes.
Please see the Performance Summary section of this report
for additional risk disclosure.

Templeton Emerging Markets Fund
Annual Meeting of Shareholders

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Annual Report
The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300
S.E. 2nd Street, Fort Lauderdale, Florida, on March 2, 2020. The purpose of the meeting was to elect four Trustees of the
Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending August 31, 2020. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Mary C. Choksi, Edith E. Holiday and J. Michael Luttig.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2020. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of four Trustees:
There were no broker non-votes received with respect to this item.
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2020:
*Ann Torre Bates, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Larry D. Thompson, Constantine D.
Tseretopoulos, and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued
after the Annual Meeting of Shareholders.
Term Expiring 2023 For
% of
Outstanding
Shares
% of
Shares
Present Withheld
% of
Outstanding
Shares
% of
Shares
Present
Harris J. Ashton 10,422,426 62.82% 76.37% 3,224,305 19.43% 23.63%
Mary C. Choksi 10,442,828 62.94% 76.52% 3,203,703 19.31% 23.48%
Edith E. Holiday 10,191,106 61.42% 74.68% 3,455,625 20.83% 25.32%
J. Michael Luttig 10,463,694 63.06% 76.68% 3,183,036 19.18% 23.32%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For 12,388,070 74.66% 90.78%
Against 1,210,457 7.30% 8.87%
Abstain 48,205 0.29% 0.35%

Templeton Emerging Markets Fund
Dividend Reinvestment and Cash Purchase Plan

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Annual Report
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least
$100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) and sent to American
Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton
Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon
withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms & Conditions located at the back of this report.

Templeton Emerging Markets Fund
Dividend Reinvestment and Cash Purchase Plan

franklintempleton.com
Annual Report
Transfer Agent
American Stock Transfer and Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.astfinancial.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800)
416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.”
Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.
astfinancial.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100
Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Templeton Emerging Markets Fund
Board Members and Officers

franklintempleton.com
Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the
Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Trustee Since 1992 126 Bar-S Foods (meat packing company) (1981-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Ann Torre Bates (1958) Trustee Since 2008 30 Ares Capital Corporation (specialty finance company) (2010-present),
United Natural Foods, Inc.
(distributor of natural, organic and
specialty foods) (2013-present),
formerly , Allied Capital Corporation
(financial services) (2003-
2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
Mary C. Choksi (1950) Trustee Since 2016 126 Omnicom Group Inc. (advertising and marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present);
and formerly , Avis Budget Group
Inc. (car rental) (2007-May 2020).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Edith E. Holiday (1952) Lead
Independent
Trustee
Trustee since
1996 and Lead
Independent
Trustee
since 2007
126 Hess Corporation (exploration
of oil and gas) (1993-present),
Canadian National Railway
(railroad) (2001-present), White
Mountains Insurance Group, Ltd.
(holding company) (2004-present),
Santander Consumer USA
Holdings, Inc. (consumer finance)
(2016-present); Santander
Holdings USA. (holding company)
(2019-present); and formerly ,
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
J. Michael Luttig (1954) Trustee Since 2009 126 Boeing Capital Corporation (aircraft financing) (2006-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly , Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company
(aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and
member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for
the Fourth Circuit (1991-2006).
David W. Niemiec (1949) Trustee Since 2005 30 Hess Midstream LP (oil and
gas midstream infrastructure)
(2017-present).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly , Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).
Larry D. Thompson (1945) Trustee Since 2005 126 Graham Holdings Company
(education and media organization)
(2011-present); and formerly ,
The Southern Company (energy
company) (2014-May 2020;
previously 2010-2012), Cbeyond,
Inc. (business communications
provider) (2010-2012).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-September 2020); Executive Vice President - Government
Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government
Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor,
University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Independent Board Members
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Constantine D. Tseretopoulos
(1954)
Trustee Since 1999 19 None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly , Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-
1985).
Robert E. Wade (1946) Trustee Since 2006 30 El Oro Ltd (investments) (2003-
2019).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in
private
practice as a sole practitioner (1972-2008) and member of various boards.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
**Gregory E. Johnson
(1961)
Trustee Since 2007 137 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman,
Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.
**Rupert H. Johnson, Jr.
(1940)
Chairman of
the Board,
Trustee and
Vice President
Chairman of the
Board and Trustee
since 2013 and
Vice President
since 1996
126 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.
Alison E. Baur (1964) Vice President Since 2012 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.
Independent Board Members
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Breda M. Beckerle (1958) Interim Chief
Compliance
Officer
Since January 2020 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Steven J. Gray (1955) Vice President Since 2009 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Matthew T. Hinkle (1971) Chief Executive
Officer – Finance
and Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly , Vice
President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Robert G. Kubilis (1973) Chief Financial
Officer, Chief
Accounting
Officer and
Treasurer
Since 2017 Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.
Robert Lim (1948) Vice President –
AML Compliance
Since 2016 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Robert C. Rosselot (1960) Chief
Compliance
Officer
Since 2013 Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923x
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Senior Vice President, Franklin Templeton Companies, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly , Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice
President, Templeton Group of Funds (2004-2013).
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Fund

franklintempleton.com
Annual Report
*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the
Fund.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Manraj S. Sekhon (1969) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
7 Temasek Blvd.,
Suntec Tower 1, #38-03
Singapore 038987
Principal Occupation During at Least the Past 5 Years:
Chief Investment Officer, Franklin Templeton Emerging Markets Equity; officer of four of the investment companies in Franklin Templeton; and
formerly , Chief Executive and Chief Investment Officer, Fullerton Fund Management Company Ltd. (2011-2016).
Navid J. Tofigh (1972) Vice President Since 2015 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) Vice President Since 2005 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 41 of the investment companies in Franklin Templeton.
Lori A. Weber (1964) Vice President
and Secretary
Vice President
since 2011
and Secretary
since 2013
Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Annual Report
Board Approval of Investment
Management Agreements
TEMPLETON EMERGING MARKETS FUND
(Fund)
At a meeting held on May 13, 2020 (Meeting), the Board
of Trustees (Board) of the Fund, including a majority of
the trustees who are not “interested persons” as defined
in the Investment Company Act of 1940 (Independent
Trustees), reviewed and approved the continuance of the
investment management agreement between Templeton
Asset Management Ltd. (Manager) and the Fund
(Management Agreement) for an additional one-year period.
The Independent Trustees received advice from and met
separately with Independent Trustee counsel in considering
whether to approve the continuation of the Management
Agreement.
In considering the continuation of the Management
Agreement, the Board reviewed and considered information
provided by the Manager at the Meeting and throughout
the year at meetings of the Board and its committees. The
Board also reviewed and considered information provided
in response to a detailed set of requests for information
submitted to the Manager by Independent Trustee counsel
on behalf of the Independent Trustees in connection with
the annual contract renewal process. In addition, prior to
the Meeting, the Independent Trustees held a telephonic
contract renewal meeting at which the Independent Trustees
conferred amongst themselves and Independent Trustee
counsel about contract renewal matters and, in some cases,
requested additional information from the Manager relating
to the contract. The Board reviewed and considered all of
the factors it deemed relevant in approving the continuance
of the Management Agreement, including, but not limited to:
(i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund;
(iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are
realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.
In approving the continuance of the Management
Agreement, the Board, including a majority of the
Independent Trustees, determined that the terms of the
Management Agreement are fair and reasonable and
that the continuance of such Management Agreement is
in the interests of the Fund and its shareholders. While
attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s
determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding
the nature, extent and quality of investment management
services provided by the Manager and its affiliates to the
Fund and its shareholders. This information included, among
other things, the qualifications, background and experience
of the senior management and investment personnel of the
Manager, as well as information on succession planning
where appropriate; the structure of investment personnel
compensation; oversight of third-party service providers;
investment performance reports and related financial
information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder
services; legal and compliance matters; risk controls;
pricing and other services provided by the Manager and its
affiliates; and management fees charged by the Manager
and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts
where relevant. The Board noted management’s continuing
efforts and expenditures in establishing effective business
continuity plans and developing strategies to address areas
of heightened concern in the mutual fund industry, such as
cybersecurity and liquidity risk management.
The Board also reviewed and considered the benefits
provided to Fund shareholders of investing in a fund that
is part of the Franklin Templeton (FT) family of funds. The
Board noted the financial position of Franklin Resources,
Inc. (FRI), the Manager’s parent, and its commitment to
the mutual fund business as evidenced by its continued
introduction of new funds, reassessment of the fund
offerings in response to the market environment and project
initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board
specifically noted FT’s commitment to enhancing services
and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities,
as evidenced by its upcoming acquisition of the Legg
Mason companies. The Board acknowledged the change in
leadership at FRI and the opportunity to hear from Jennifer
Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Annual Report
Following consideration of such information, the Board
was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.
Fund Performance
The Board reviewed and considered the performance results
of the Fund over various time periods ended February
29, 2020. The Board considered the performance returns
for the Fund in comparison to the performance returns of
mutual funds deemed comparable to the Fund included in
a universe (Performance Universe) selected by Broadridge
Financial Solutions, Inc. (Broadridge), an independent
provider of investment company data. The Board received a
description of the methodology used by Broadridge to select
the mutual funds included in a Performance Universe. The
Board also reviewed and considered Fund performance
reports provided and discussions that occurred with
portfolio managers at Board meetings throughout the year.
A summary of the Fund’s performance results is below.
Such results are based on net asset value without regard to
market discounts or premiums.
The Performance Universe for the Fund included the Fund
and all leveraged closed-end emerging markets funds. The
Board noted that the Fund’s annualized income return for
the one-, three-, five- and 10-year periods was equal to the median of its Performance Universe. The Board also noted
that the Fund’s annualized total return for the one- and 10-
year periods was equal to the median of its Performance
Universe, and for the three- and five-year periods was above the median of its Performance Universe. The Broadridge
report also contained a performance supplement, provided
at the request of the Manager, with a performance universe
which included the Fund and all retail and institutional
emerging markets funds (Supplemental Performance
Universe). The Board noted management’s explanation that
the standard Performance Universe was very small and
consisted of only three closed-end funds. The Board noted
management’s further explanation that the Supplemental
Performance Universe included approximately 800 funds
and offered a more comprehensive comparison in terms of
like funds. The Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its
Supplemental Performance Universe. The Board concluded
that the Fund’s performance was satisfactory.
Comparative Fees and Expenses
The Board reviewed and considered information regarding
the Fund’s actual total expense ratio and its various
components, including, as applicable, management fees;
underlying fund expenses; investment-related expenses;
and other non-management fees. The Board considered the
actual total expense ratio and, separately, the contractual
management fee rate, without the effect of fee waivers,
if any (Management Rate) of the Fund in comparison to
the median expense ratio and median Management Rate,
respectively, of other mutual funds deemed comparable to
and with a similar expense structure to the Fund selected by
Broadridge (Expense Group). Broadridge fee and expense
data is based upon information taken from each fund’s most
recent annual report, which reflects historical asset levels.
While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase
as assets decline and decrease as assets grow, the Board
believed the independent analysis conducted by Broadridge
to be an appropriate measure of comparative fees and
expenses. The Broadridge Management Rate includes
administrative charges. The Board received a description of
the methodology used by Broadridge to select the mutual
funds included in the Expense Group.
The Expense Group for the Fund included the Fund and
two other leveraged closed-end emerging markets funds.
The Board noted that the Management Rate for the Fund
was only slightly above the median of its Expense Group.
The Board also noted that the actual total expense ratio
for the Fund was equal to the median of its Expense
Group. The Board concluded that the Management Rate
charged to the Fund is reasonable. In doing so, the Board
noted management’s explanation that the above median
Management Rate is due to cost factors relating to the
Fund’s operations, such as the quality and experience of
its portfolio manager and research staff, and the depth
of the Manager’s physical presence and coverage in the
geographical areas in which the Fund invests. The Board
also noted the small size of the Fund’s Expense Group and
that therefore no quintile information was provided for the
Fund.
Profitability
The Board reviewed and considered information regarding
the profits realized by the Manager and its affiliates in
connection with the operation of the Fund. In this respect,
the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of
FT’s US fund business, as well as its profits in providing
investment management and other services to each of
the individual funds during the 12-month period ended
September 30, 2019, being the most recent fiscal year-
end for FRI. The Board noted that although management
continually makes refinements to its methodologies used
in calculating profitability in response to organizational
and product-related changes, the overall methodology has
remained consistent with that used in the Fund’s profitability

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Annual Report
report presentations from prior years. Additionally,
PricewaterhouseCoopers LLP, auditor to FRI and certain FT
funds, was engaged by the Manager to review and assess
the allocation methodologies to be used solely by the Fund’s
Board with respect to the profitability analysis.
The Board noted management’s belief that costs incurred
in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and
its affiliates may not be fully reflected in the expenses
allocated to the Fund in determining its profitability, as
well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board
considered the initiative currently underway to outsource
certain operations, which effort would require considerable
up-front expenditures by the Manager but, over the long
run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving
shareholder services provided to the Fund, as well as
the need to implement systems and meet additional
regulatory and compliance requirements resulting from
recent US Securities and Exchange Commission and other
regulatory requirements, notably in the area of cybersecurity protections.
The Board also considered the extent to which the Manager
and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel
and systems enhancements necessitated by fund growth,
as well as increased leverage with service providers and
counterparties. Based upon its consideration of all these
factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board reviewed and considered the extent to which
the Manager may realize economies of scale, if any, as the
Fund grows larger and whether the Fund’s management fee
structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability
to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end
fund whose size increases as a result of the continuous sale of its shares. A closed-end fund, such as the Fund, does
not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies
of scale to be less of a factor in the context of a closed-
end fund, the Board believes at some point an increase in
size may lead to economies of scale that would be shared
with the Fund and its shareholders. The Board noted the
existence of management fee breakpoints, which operate
generally to share any economies of scale with the Fund’s
shareholders by reducing the Fund’s effective management
fees as the Fund grows in size. The Board considered the
Manager’s view that any analyses of potential economies
of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the
Manager incurs across the FT family of funds as a whole.
The Board concluded that to the extent economies of scale
may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits
with the Fund and its shareholders as the Fund grows.
Conclusion
Based on its review, consideration and evaluation of all
factors it believed relevant, including the above-described
factors and conclusions, the Board unanimously approved
the continuation of the Management Agreement for an
additional one-year period.
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Fund files a complete statement of investments with
the U.S. Securities and Exchange Commission for the first
and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed
Form N-PORT by visiting the Commission’s website at sec.
gov. The filed form may also be viewed and copied at the
Commission’s Public Reference Room in Washington, DC.
Information regarding the operations of the Public Reference
Room may be obtained by calling (800) SEC-0330.

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

franklintempleton.com
Not part of the annual report
1. American Stock Transfer and Trust Company, LLC
(“AST”), will act as Plan Administrator and will open an
account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the
“Plan”) in the same name as that in which the participant’s
present shares are registered, and put the Plan into effect
as of the first record date for a dividend or capital gains
distribution after AST receives the authorization duly
executed by such participant.
2. Whenever Templeton Emerging Markets Fund (the
“Fund”) declares a distribution from capital gains or an
income dividend payable in either cash or shares of the
Fund (“Fund shares”), if the market price per share on the
valuation date equals or exceeds the net asset value per
share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically
receive such Fund shares for participant accounts including
aggregate fractions. The number of additional Fund shares
to be credited to participant accounts shall be determined
by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the
valuation date, provided that the Fund shall not issue such
shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for
such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if the
Fund’s net asset value per share exceeds the market price
per share on the valuation date, AST shall apply the amount
of such dividend or distribution payable to participants to
the purchase of Fund shares on the open market (less their
pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of
such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value
per share, the average per share purchase price paid by
AST may exceed the net asset value of the Fund’s shares,
resulting in the acquisition of fewer shares than if the
dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such
purchases will be made promptly after the payable date for
such dividend or distribution, and in no event more than 30
days after such date except where temporary curtailment
or suspension of purchase is necessary to comply with
applicable provisions of the Federal securities laws.
4. A participant has the option of submitting additional
payments to AST, in any amounts of at least $100, up to a
maximum of $5,000 per month, for the purchase of Fund
shares for his or her account. These payments may be
made electronically through AST at www.astfinancial.com
or by check payable to “American Stock Transfer and Trust
Company, LLC” and sent to American Stock Transfer and
Trust Company, LLC, P.O. Box 922, Wall Street Station,
New York, NY 10269-0560, Attention: Templeton Emerging
Markets Fund. AST shall apply such payments (less a $5.00
service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed
below in paragraph 6. AST shall make such purchases
promptly on approximately the 15th of each month or,
during a month in which a dividend or distribution is paid,
beginning on the dividend payment date, and in no event
more than 30 days after receipt, except where necessary
to comply with provisions of the Federal securities laws.
Any voluntary payment received less than two business
days before an investment date shall be invested during the
following month unless there are more than 30 days until the next investment date, in which case such payment will be
returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before
such payment is to be invested. Such written notice shall
be sent to AST by the participant, as discussed below in
paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days
after the payable date for any dividend or distribution as
herein provided, or with the timing of any purchases effected.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes
of purchases in the open market, AST may aggregate
purchases with those of other participants, and the average
price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.
7. AST will hold shares acquired pursuant to this Plan,
together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in
accordance with the proxies returned by participants to the
Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.
8. AST will confirm to participants each acquisition made
for an account as soon as practicable but not later than
ten business days after the date thereof. AST will send to
participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, AST will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes
available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase
of additional Fund shares for the participant accounts. The
shares held for participants under the Plan will be added
to underlying shares held by participants in calculating the number of rights to be issued.
10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued
by the Fund or purchased on the open market. AST will
deduct a $5.00 service charge from each voluntary cash
payment. Participants will be charged a pro rata share of
trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying AST in writing. Such withdrawal or termination
will be effective immediately if notice is received by AST
not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend
or distribution or voluntary cash payment. The Plan may
be terminated by AST or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of
the shares at the time of withdrawal or termination) to be
delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have
AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00
service charge and a $0.12 per share trading fee for this
transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by AST or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include
an appointment by AST in its place and stead of a successor
Plan Administrator under these terms and conditions, with
full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions.
Upon any such appointment of a Plan Administrator for
the purpose of receiving dividends and distributions, the
Fund will be authorized to pay to such successor Plan
Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such
successor Plan Administrator as provided in these terms and
conditions.

franklintempleton.com
Not part of the annual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
13. AST shall at all times act in good faith and agree to
use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence,
bad faith or willful misconduct or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O.
Box 922, Wall Street Station, New York, NY 10269- 0560,
Attention: Templeton Emerging Markets Fund, or www.
astfinancial.com or such other address as AST shall furnish
to the participant, and shall have been deemed to be given
or made when received by AST.
15. Any notice or other communication which by any
provision of the Plan is required to be given by AST to the
participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
AST’s records. The participant agrees to notify AST promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLEMF A 10/20
© 2020 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Templeton Emerging Markets Fund
Investment Manager Transfer Agent Fund Information
Templeton Asset
Management Ltd.
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number:
(718) 921-8124
www.astfinancial.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $50,267 for the fiscal year ended August 31, 2020 and $46,834 for the fiscal year ended August 31, 2019.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2020 and $20,000 for the fiscal year ended August 31, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2020 and $111 for the fiscal year ended August 31, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $137,944 for the fiscal year ended August 31, 2020 and $7,700 for the fiscal year ended August 31, 2019. The services for which these fees were paid included the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, and valuation services related to a fair value engagement.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $137,944 for the fiscal year ended August 31, 2020 and $27,811 for the fiscal year ended August 31, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee
of Listed Registrants.

Members of the Audit Committee are:  Ann Torre Bates, David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.
                            N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Templeton Asset Management Ltd. (Asset Management)in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.
The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.
To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.
Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.
To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the investment manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the investment manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.
The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Engagement with issuers
. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
Investment manager’s proxy voting policies and principles
    The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.
Board of directors.
    The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of auditors of portfolio companies.
    The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence.
The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management and director compensation.
    A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.
The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-takeover mechanisms and related issues.
    The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to capital structure.
    The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and corporate restructuring.
    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and social issues.
    The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.
The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance matters.
    The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy access.
    In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global corporate governance.
    Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.
The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.
Procedures for meetings involving fixed income securities & privately held issuers.
    From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.
Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 27, 2020, the portfolio manager of the Fund is as follows:

Chetan Sehgal CFA,
Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management
Mr. Sehgal has been a portfolio manager of the emerging markets equity portion of the Fund since March 2017. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

CFA and Chartered Financial Analyst are trademarks owned by CFA Institute.

(a)(2)  This section reflects information about the portfolio manager as of the fiscal year ended August 31, 2020.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Chetan Sehgal	4	2,422.3	10	3,399.6	3	3,215.3

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.
 The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.
  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary
  Each portfolio manager is paid a base salary.
Annual bonus
  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and equity which vest over a three-year period. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the mutual funds they advise. The bonus plan seeks to provide a competitive level of annual bonus compensation, commensurate with the portfolio manager’s consistently strong investment performance. In accordance with Franklin Templeton guidelines, the Chief Investment Officer and/or other officers of the portfolio manager who also bear responsibility for the account, have discretion in the granting of annual bonuses. The following factors are generally considered when determining bonuses:
  Stock selection.
  The quality and success of a portfolio manager’s purchase and sale recommendations are considered when granting bonus awards.
  Investment performance.
  Primary consideration is given to the performance of their portfolios relative to those portfolios with similar objectives and restrictions.
  Non-investment performance.
  The more qualitative contributions of a portfolio manager to the company’s business and the investment management team, such as superior client service, are evaluated in determining the amount of any bonus award.
  Responsibilities.
  The characteristics and complexity of accounts managed by the portfolio manager are factored in the manager’s appraisal.
  Research.
  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on productivity and quality of recommendations over time.
Additional long-term equity-based compensation
  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.
The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Chetan Sehgal	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered Fund; however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (3/1/20 - 3/31/20)	63,550.000	11.65	63,550.000	2,076,768.000
Month #2 (4/1/20 - 4/30/20)	50,641.000	11.75	50,641.000	2,026,127.000
Month #3 (5/1/20 - 5/31/20)	40,645.000	12.24	40,645.000	1,985,482.000
Month #4 (6/1/20 - 6/30/20)	44,840.000	13.56	44,840.000	1,940,642.000
Month #5 (7/1/20 - 7/31/20)	48,046.000	14.75	48,046.000	1,892,596.000
Month #6 (8/1/20 - 8/31/20)	49,044.000	15.36	49,044.000	1,843,552.000
Total	296,766.000		296,766.000

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective December 13, 2018, the Board approved a modification to its existing open-market share repurchase program to authorize the Fund to repurchase an additional 10% of the Fund’s shares outstanding in open market transactions, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 1,831,864 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls: During the period covered by this report, a third-party service provider commenced performing certain accounting and administrative services for the Registrant that are subject to Franklin Templeton’s oversight.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent
The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.
For the fiscal year ended August 31, 2020, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$ 2,434
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$ 195
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	$ -
Administrative fees not included in a revenue split	$ -
Indemnification fees not included in a revenue split	$ -
Rebate (paid to borrower)	$ 1
Other fees not included above	$ 18
Aggregate fees/compensation paid by the Fund for securities lending activities	$ 214
Net income from securities lending activities	$ 2,220

Item 13. Exhibits.

(a)(1)
Code of Ethics

Code of Ethics

(a)(2)
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

Section 302

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

Section 906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By _ S\MATTHEW T. HINKLE ____
    Matthew T. Hinkle
    Chief Executive Officer -
Finance and Administration
Date:  October 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By _ S\MATTHEW T. HINKLE ____
    Matthew T. Hinkle
    Chief Executive Officer -
Finance and Administration
Date:  October 27, 2020

By _S\ROBERT G. KUBILIS______

Robert G. Kubilis
   Chief Financial Officer
and

Chief Accounting Officer
Date:  October 27, 2020